UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue

Needham, MA 02494

(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 1, 2024, Tripadvisor, Inc. (the “Company”) allocated and priced a new term loan B credit facility (the “Term Loan B Facility”) in an aggregate principal amount of $500 million. The Term Loan B Facility will bear interest at SOFR plus 2.75%. The new Term Loan B Facility and an amendment to the Company’s existing revolving loan facility are expected to close on July 8, 2024, subject to customary closing conditions.

On July 1, 2024, the Company called all $500.0 million aggregate principal amount of its outstanding 7.000% Senior Notes due 2025 (the “Notes”) for redemption on July 15, 2024 (the “Redemption Date”). The redemption is conditioned on the successful completion of one or more debt financing transactions of the Company that generates at least $450 million in gross proceeds. The Company expects the closing and funding of the Term Loan B Facility will satisfy that condition. The aggregate redemption price for the Notes will be $500.0 million plus accrued and unpaid interest to, but not including the Redemption Date (subject to the right of holders of record of the Notes on July 1, 2024 to receive such interest).

This Current Report on Form 8-K is not a notice of redemption of the Notes. The redemption is being made solely pursuant to the Notice of Redemption, dated July 1, 2024, relating to the Notes.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties on information available to the Company as of the date hereof. Statements regarding the timing, size and expected gross proceeds of the Term Loan B Facility and the satisfaction of conditions for redemption of the Notes are “forward-looking statements” and are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed in such forward-looking statements. Additional information concerning important risks and uncertainties can be found in the Company’s filings with the SEC. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPADVISOR, INC.

Date: July 2, 2024	By: /s/ Michael Noonan
Michael Noonan
Chief Financial Officer